UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15 (d)

of The Securities and Exchange Act of 1934

DATE OF REPORT:

November 12, 2021

(Date of Earliest Event Reported)

Massachusetts

(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.

Office Address:	2036 Washington Street,	Hanover,	Massachusetts	02339
Mailing Address:	288 Union Street,	Rockland,	Massachusetts	02370

(Address of principal executive offices, including zip code)

NOT APPLICABLE

(Former Address of Principal Executive Offices)

(781)-878-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17CFR 230.405)) or Rule 12b-2 of the Exchange Act (17CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On November 15, 2021, Independent Bank Corp. (“Independent”) filed a Current Report on Form 8-K (the “Original Report”) to disclose the completion on November 12, 2021 of its previously announced acquisition of Meridian Bancorp, Inc. (“Meridian”) pursuant to an Agreement and Plan of Merger, dated as of April 22, 2021, by and among Independent, Rockland Trust Company (“Rockland Trust”), Bradford Merger Sub Inc. (“Merger Sub”), Meridian and East Boston Savings Bank (“East Boston”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, (i) Merger Sub merged with and into Meridian, with Meridian continuing as the surviving entity (the “Merger” and the effective time of the Merger, the “Effective Time”), (ii) immediately after the Merger, Meridian merged with and into Independent, with Independent continuing as the surviving entity (the “HoldCo Merger”) and (iii) immediately following the HoldCo Merger, East Boston merged with and into Rockland Trust, with Rockland Trust continuing as the surviving entity (the “Bank Merger” and, together with the Merger and the HoldCo Merger, the “Transaction”).

This Form 8-K/A amends the Original Report to include the historical audited financial statements of Meridian and the unaudited pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, which were excluded from the Initial 8-K in reliance on the instructions to such items.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

a.    Financial Statements of Business Acquired

The historical audited Consolidated Financial Statements of Meridian for the years ended December 31, 2020 and 2019 which include the Balance Sheets, Statements of Net Income, Statements of Comprehensive Income, Statements of Changes in Stockholders’ Equity, Statement of Cash Flows and Notes to Consolidated Financial Statements, are filed herewith as Exhibit 99.1.

The historical unaudited Consolidated Financial Statements of Meridian for the nine months ended September 30, 2021 and 2020, which include the unaudited Balance Sheets, Statements of Net Income, Statements of Comprehensive Income, Statements of Changes in Stockholders’ Equity, Statement of Cash Flows and Notes to unaudited Consolidated Financial Statements, are filed herewith as Exhibit 99.2.

b.    Pro Forma Financial Information

Attached hereto as Exhibit 99.3 and incorporated by reference, are the unaudited pro forma condensed financial statements of the Company as of and for the nine-month period ended September 30, 2021 and for the year ended December 31, 2020, giving effect to the Transaction and the transactions contemplated by the Merger Agreement.

d.    Exhibits

The following exhibits are included with this Report.

Exhibit Index

Exhibit #	Exhibit Description

23.1	Consent of Wolf & Company, P.C. dated January 26, 2022

99.1	Historical audited Consolidated Financial Statements of Meridian Bancorp, Inc. at December 31, 2020 and 2019 and for each of the years in the three-year period ended December 31, 2020 (incorporated by reference to pages 65 through 107 of Meridian Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2020 (SEC file No. 001-36573), filed with the SEC on March 1, 2021).

99.2	Historical unaudited Consolidated Financial Statements of Meridian Bancorp, Inc. for the nine months ended September 30, 2021 and 2020 (incorporated by reference to pages 3 through 22 of Meridian Bancorp, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (SEC file No. 001-36573), filed with the SEC on November 9, 2021).

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements for the fiscal year ended December 31, 2020 and the nine months ended September 30, 2021, and the accompanying notes thereto.

101	The instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

104	Cover page interactive data file (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date: January 26, 2022	By:	/s/ Mark J. Ruggiero
MARK J. RUGGIERO
CHIEF FINANCIAL OFFICER